UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

_____________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) January 18, 2006

CHINA MEDIA NETWORKS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-03858	86-0214815
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street, Suite 4, Marlboro MA 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (508) 485-5271

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Dismissal of independent accountant.

On January 18, 2006, we dismissed Armando C. Ibarra, CPA APC as our independent accountants.

The report of Armando C. Ibarra, CPA APC on our financial statements for either of the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion. However, the report for the fiscal year ended December 31, 2004 contained a fourth explanatory paragraph to reflect the going concern issues occasioned by our limited financial resources and our ability to obtain adequate capital funding.

Our board of directors recommended and approved the decision to change our independent accountants.

During the fiscal years ended December 31, 2004 and 2005 and the interim period from January 1, 2005 to January 18, 2006, there have been no disagreements with Armando C. Ibarra, CPA APC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armando C. Ibarra, CPA APC would have caused it to make reference to the subject matter of such disagreements in connection with its audit report.

During the fiscal years ended December 31, 2004 and 2005 and the interim period from January 1, 2005 to January 18, 2006, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided a copy of this Current Report on Form 8-K/A to Armando C. Ibarra, CPA APC and asked it to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements, and if not, the respects in which it disagrees. A copy of the letter provided by Armando C. Ibarra, CPA APC is included as Exhibit 16.1 to this Current Report on Form 8-K/A.

Engagement of new independent accountant.

On January 18, 2006, on the recommendation of our board of directors, we engaged Michael F. Cronin CPA, 1574 Eagle Nest Circle, Winter Springs, FL 32708, as our independent accountant to audit our financial statements beginning as of and for the fiscal year ended December 31, 2005.

During the fiscal years ended December 31, 2004 and 2005 and the interim period January 1, 2006 to January 18, 2006, we have not consulted Michael F. Cronin CPA regarding any of the matters described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit 16.1	Letter from Armando C. Ibarra, CPA APC to the Securities and Exchange Commission, dated February 8, 2006, regarding change in independent accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

Dated: February 8, 2006	By:	/s/ Brian Lesperance
Brian Lesperance
President